BESTÄTIGUNG

Vermarktung und Verwertung von Verpackungen aus Kunststoffen (PE-Folien)

Bescheinigung zur Verlängerung des Zertifikates Nr. 3124-104.20-I.09 vom 02.07.2009 über die Verwertung von Kunststoffverpackungen

RDB GmbH, Nortorfer Straße 2, D - 24613 Aukrug
in dem Betrieb in China
RDB-12

Die o.g. Verwertungsanlage wurde für RDB durch den Unterzeichner zuletzt am 18.06.2009 hinsichtlich der Verwertung der im Zertifikat spezifizierten Kunststoffverpackungen und anderen Kunststoffartikeln auditiert und zertifiziert. Das Zertifikat war mit einer Gültigkeit für 1 Jahr ausgestellt worden.

Das Unternehmen RDB hat dem Unterzeichner gegenüber glaubhaft dargestellt und versichert, daß gegenüber dem letzten Audit in dem Betrieb RDB-12 keine wesentlichen Änderungen in Technik und Verfahren mit Einfluß auf Betriebs- und Verfahrensweise, Spezifikationen, Durchsatzleistung, Produkte und Qualität vorgenommen worden sind und die Anlage weiterhin entsprechend beliefert wird.

Der Betrieb RDB-12 ist dem Unterzeichner aus mehreren Audits seit November 2007 bekannt. Die Darstellung der RDB ist plausibel.

Auf Grundlage der Vorgaben der LAGA-Mitteilungen 37 wird daher die Gültigkeit des Zertifikats 3124-104.20-I.09 ohne erneutes Audit vor Ort auf die maximal zulässige Laufzeit verlängert bis zum 18.06.2011. Eine erneute Zertifizierung kann nur nach einem Audit vor Ort vor Ablauf der Gültigkeit dieser Bestätigung erfolgen.

Sonstige Angaben in Zertifikat und Bericht sind von dieser Bestätigung nicht betroffen.

Diese Verlängerung wird einmalig ausgesprochen.

Diese Bestätigung ist nur gültig in Verbindung mit Zertifikat+Bericht 3124-104.20-I.09.

Diese Bestätigung ersetzt nicht einen Mengenstromnachweis bis zum Letztempfänger.

Zertifikat-Nummer 3124-104.20-I.09-V

Audit: 18.06.2009

gültig bis: 18.06.2011

ausgestellt am: 04.06.2010

Von der Industrie- und Handelskammer zu Köln öffentlich bestellt und vereidigt
Dr. Klaus Mackenbrock
Sachverständiger für Verpackungsentsorgung

UMWELTAGENTUR ERFTSTADT DR. KLAUS MACKENBROCK
Ö.B.U.V. SACHVERSTÄNDIGER FÜR VERPACKUNGSENTSORGUNG
PAUL-KLEE-STRASSE 11 • D-50374 ERFTSTADT
MACKENBROCK@RECYCERT.DE